                                                                      Exhibit 99

                            Global Structured Finance
                                 10-1 ARM Loans
                                  2,716 records
                             Balance: 1,311,942,394


1. Original Balance

------------------------------------------------------------------------------------------------------------------------------------
                       Number        Aggregate       Percent      Average                                   W.A.       W.A.
                           of          Current      of Loans     Original     W.A.    W.A.       W.A.   Original  Remaining    W.A.
                     Mortgage        Principal  by Principal    Principal    Gross    FICO   Original    Term to    Term to    Loan
Original Balance        Loans          Balance       Balance      Balance   Coupon   Score        LTV   Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000         661     $203,032,287        15.48%     $326,603   6.763%     747     69.30%        359        317      43
350,001 - 450,000         865      322,096,583         24.55      396,106    6.731     745      69.76        359        316      42
450,001 - 550,000         432      202,382,188         15.43      499,835    6.674     743      67.41        358        315      43
550,001 - 650,000         274      154,923,984         11.81      605,435    6.709     740      67.38        358        316      42
650,001 - 750,000         158      105,695,830          8.06      709,654    6.642     738      67.91        360        317      43
750,001 - 850,000          90       68,303,461          5.21      808,340    6.663     738      65.33        360        317      43
850,001 - 950,000          72       61,271,650          4.67      903,760    6.633     741      61.70        355        312      43
950,001 - 1,050,000        82       76,993,479          5.87      994,331    6.654     743      59.01        360        316      44
1,050,001 - 1,150,000      19       19,002,584          1.45    1,108,895    6.551     723      61.40        358        315      44
1,150,001 - 1,250,000      13       14,705,777          1.12    1,194,823    6.674     734      58.31        360        318      42
1,250,001 - 1,350,000       6        7,283,450          0.56    1,310,567    6.607     711      63.83        360        316      44
1,350,001 - 1,450,000       9       12,005,254          0.92    1,405,000    6.839     712      57.65        360        322      38
1,450,001 - 1,550,000       9       12,441,352          0.95    1,508,056    6.779     765      60.91        360        312      48
1,550,001 - 1,650,000       4        6,074,324          0.46    1,585,750    6.718     755      69.50        360        317      43
1,650,001 - 1,750,000       2        3,211,786          0.24    1,675,500    6.560     703      57.03        360        318      42
1,750,001 - 1,850,000       5        8,601,864          0.66    1,806,038    6.402     727      67.20        360        315      45
1,850,001 - 1,950,000       4        7,295,639          0.56    1,908,750    6.626     719      68.11        360        316      44
1,950,001 - 2,050,000       6       10,388,908          0.79    1,996,667    6.560     743      49.03        360        315      45
over 2,050,001              5       16,231,994          1.24    3,345,000    7.992     739      64.30        360        324      36
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,716   $1,311,942,394       100.00%     $514,567   6.713%     742     66.89%        359        316      43
------------------------------------------------------------------------------------------------------------------------------------
Average: $514,566.54
Lowest: $300,800.00
Highest: $4,025,000.00
S.D.: $267,250.25
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the
Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                 10-1 ARM Loans
                                  2,716 records
                             Balance: 1,311,942,394

2. Gross Coupon

------------------------------------------------------------------------------------------------------------------------------------
                  Number         Aggregate       Percent     Average                                        W.A.        W.A.
                      of           Current      of Loans    Original       W.A.      W.A.        W.A.   Original   Remaining   W.A.
                Mortgage         Principal  by Principal   Principal      Gross      FICO    Original    Term to     Term to   Loan
Gross Coupon       Loans           Balance       Balance     Balance     Coupon     Score         LTV   Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000         36       $16,275,441         1.24%    $499,953     5.945%       751      69.14%        360         316     44
6.001 - 6.500        755       387,164,499         29.51     548,678      6.443       745       65.42        360         316     44
6.501 - 7.000      1,698       800,530,982         61.02     501,469      6.749       742       67.22        358         316     43
7.001 - 7.500        164        71,940,081          5.48     465,825      7.232       731       69.32        357         319     38
7.501 - 8.000         48        19,875,928          1.52     435,534      7.771       735       72.11        356         321     35
8.001 - 8.500         13         8,430,008          0.64     664,819      8.319       725       62.69        357         327     30
8.501 - 9.000          2         7,725,456          0.59   3,937,500      8.817       740       70.00        360         330     30
------------------------------------------------------------------------------------------------------------------------------------
Total:             2,716    $1,311,942,394       100.00%    $514,567     6.713%       742      66.89%        359         316     43
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 6.713%
Lowest: 5.750%
Highest: 9.000%
S.D.: 0.304%
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the
Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                 10-1 ARM Loans
                                  2,716 records
                             Balance: 1,311,942,394


3. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                  Number        Aggregate    Percent of     Average                                       W.A.         W.A.
                      of          Current      Loans by    Original      W.A.      W.A.        W.A.   Original    Remaining     W.A.
                Mortgage        Principal     Principal   Principal     Gross      FICO    Original    Term to      Term to     Loan
Credit Score       Loans          Balance       Balance     Balance    Coupon     Score         LTV   Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
825 - 849              2         $719,034         0.05%    $374,300    6.875%       834      64.76%        360          322       38
800 - 824            150       68,197,470          5.20     499,618     6.662       806       63.35        358          315       43
775 - 799            723      331,619,345         25.28     489,970     6.703       786       65.92        359          316       43
750 - 774            603      290,057,297         22.11     512,878     6.684       763       68.19        358          315       43
725 - 749            379      185,266,351         14.12     521,375     6.704       738       66.99        358          315       43
700 - 724            346      173,811,612         13.25     531,259     6.734       713       67.19        359          317       42
675 - 699            259      133,447,432         10.17     546,138     6.798       688       67.27        359          317       42
650 - 674            144       72,214,386          5.50     526,443     6.713       664       67.01        360          317       43
625 - 649             78       42,400,366          3.23     572,251     6.743       638       66.97        359          317       42
600 - 624             32       14,209,102          1.08     470,243     6.759       614       70.84        360          319       41
------------------------------------------------------------------------------------------------------------------------------------
Total:             2,716   $1,311,942,394       100.00%    $514,567    6.713%       742       66.89%       359          316       43
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 742
Lowest: 600
Highest: 837
S.D.: 46
------------------------------------------------------------------------------------------------------------------------------------



4. Index

------------------------------------------------------------------------------------------------------------------------------------
                  Number        Aggregate    Percent of     Average                                       W.A.         W.A.
                      of          Current      Loans by    Original      W.A.      W.A.        W.A.   Original    Remaining     W.A.
                Mortgage        Principal     Principal   Principal     Gross      FICO    Original    Term to      Term to     Loan
Index              Loans          Balance       Balance     Balance    Coupon     Score         LTV   Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
1 YR CMT           2,711   $1,309,610,935        99.82%    $514,645    6.714%       742      66.89%        359          316       43
12 MO LIBOR            5        2,331,459          0.18     471,780     6.457       728       70.37        360          351        9
------------------------------------------------------------------------------------------------------------------------------------
Total:             2,716   $1,311,942,394       100.00%    $514,567    6.713%       742      66.89%        359          316       43
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                 10-1 ARM Loans
                                  2,716 records
                             Balance: 1,311,942,394

5. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                   Number         Aggregate   Percent of      Average                                      W.A.         W.A.
                       of           Current     Loans by     Original       W.A.   W.A.        W.A.    Original    Remaining    W.A.
                 Mortgage         Principal    Principal    Principal      Gross   FICO    Original     Term to      Term to    Loan
Loan Purpose        Loans           Balance      Balance      Balance     Coupon  Score         LTV    Maturity     Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
R/T REFI              995      $500,303,272       38.13%     $535,750     6.703%    741      62.13%         360          316      44
PURCH               1,043       478,654,787        36.48      488,655      6.771    744       73.04         357          317      40
C/O REFI              678       332,984,336        25.38      523,339      6.645    741       65.20         360          315      44
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,716    $1,311,942,394      100.00%     $514,567     6.713%    742      66.89%         359          316      43
------------------------------------------------------------------------------------------------------------------------------------


6. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                   Number         Aggregate   Percent of      Average                                      W.A.         W.A.
                       of           Current     Loans by     Original       W.A.   W.A.        W.A.    Original    Remaining    W.A.
                 Mortgage         Principal    Principal    Principal      Gross   FICO    Original     Term to      Term to    Loan
Property Type       Loans           Balance      Balance      Balance     Coupon  Score         LTV    Maturity     Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
SFR                 1,867      $909,593,875       69.33%     $519,066     6.702%    741      66.34%         359          316      43
PUD                   643       305,711,082        23.30      507,380      6.684    745       67.98         357          315      42
Condo                 110        49,332,045         3.76      474,233      6.693    743       69.57         360          315      45
PUD Detach             63        31,440,136         2.40      529,570      7.333    746       68.16         354          328      26
2-Family               22        10,607,805         0.81      508,004      6.736    744       66.84         360          318      42
3-Family                5         2,648,509         0.20      557,700      6.720    773       61.27         360          315      45
Townhouse               5         1,829,737         0.14      383,700      6.800    715       70.13         360          317      43
4-Family                1           779,205         0.06      810,000      7.125    722       70.43         360          318      42
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,716    $1,311,942,394      100.00%     $514,567     6.713%    742      66.89%         359          316      43
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                 10-1 ARM Loans
                                  2,716 records
                             Balance: 1,311,942,394


7. Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                     Number       Aggregate   Percent of      Average                                      W.A.         W.A.
                         of         Current     Loans by     Original       W.A.   W.A.        W.A.    Original    Remaining    W.A.
                   Mortgage       Principal    Principal    Principal      Gross   FICO    Original     Term to      Term to    Loan
Occupancy Status      Loans         Balance      Balance      Balance     Coupon  Score         LTV    Maturity     Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
Primary               2,617  $1,258,258,022       95.91%     $512,140     6.707%    742      66.91%         359          316      43
Secondary                97      52,753,664         4.02      580,656      6.832    743       66.26         357          316      41
Investor                  2         930,709         0.07      484,475      7.850    726       77.93         360          311      49
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,716  $1,311,942,394      100.00%     $514,567     6.713%    742      66.89%         359          316      43
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.
The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                 10-1 ARM Loans
                                  2,716 records
                             Balance: 1,311,942,394

8. Geographic Distribution

------------------------------------------------------------------------------------------------------------------------------------
                     Number       Aggregate   Percent of      Average                                      W.A.         W.A.
                         of         Current     Loans by     Original       W.A.    W.A.       W.A.    Original    Remaining    W.A.
Geographic         Mortgage       Principal    Principal    Principal      Gross    FICO   Original     Term to      Term to    Loan
Distribution          Loans         Balance      Balance      Balance     Coupon   Score        LTV    Maturity     Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
California            1,703    $845,771,263       64.47%     $528,539     6.652%     744     65.57%         360          316      44
Florida                 150      66,094,705         5.04      476,178      6.935     744      69.12         351          318      33
Virginia                 98      45,616,978         3.48      494,726      6.847     738      72.54         357          320      37
Maryland                 85      38,501,645         2.93      479,242      6.764     736      68.04         356          317      39
Minnesota                67      26,948,054         2.05      430,803      6.788     736      71.83         360          315      45
New York                 53      26,473,775         2.02      527,208      6.848     729      69.16         360          318      42
Washington               56      24,978,816         1.90      472,699      6.723     735      63.53         360          317      43
North Carolina           51      23,297,191         1.78      483,415      6.808     745      71.81         350          317      34
Texas                    43      22,725,731         1.73      568,287      7.143     733      67.09         343          309      34
Connecticut              33      18,707,963         1.43      603,345      6.707     739      65.79         360          315      45
Arizona                  39      18,381,985         1.40      497,112      6.680     729      71.67         360          316      44
Massachusetts            45      18,181,627         1.39      435,801      6.764     736      71.07         354          309      44
Illinois                 35      16,565,150         1.26      505,986      6.803     721      71.27         360          317      43
New Jersey               32      16,040,802         1.22      530,300      6.731     742      72.24         360          316      44
Oregon                   34      14,061,027         1.07      444,850      6.717     753      67.85         360          316      44
Nevada                   24      14,020,905         1.07      621,685      6.728     746      67.81         356          310      46
Pennsylvania             27      10,822,792         0.82      425,080      6.895     733      74.89         360          318      42
Colorado                 20       9,448,547         0.72      502,628      6.900     751      59.95         360          317      43
South Carolina           21       8,819,121         0.67      465,829      6.885     741      64.02         351          321      30
Georgia                  18       8,406,642         0.64      497,304      7.054     738      68.18         360          327      33
Other                    82      38,077,677         2.90      494,516      6.726     743      69.69         360          318      42
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,716  $1,311,942,394      100.00%     $514,567     6.713%     742     66.89%         359          316      43
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                 10-1 ARM Loans
                                  2,716 records
                             Balance: 1,311,942,394


9. County Distribution

------------------------------------------------------------------------------------------------------------------------------------
                            Number        Aggregate     Percent     Average                                  W.A.        W.A.
                                of          Current    of Loans    Original      W.A.   W.A.      W.A.   Original   Remaining   W.A.
                          Mortgage        Principal   Principal   Principal     Gross   FICO  Original    Term to     Term to   Loan
County Distribution          Loans          Balance     Balance     Balance    Coupon  Score       LTV   Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                    488     $277,079,397      21.12%    $603,098    6.627%    740    65.05%        360         316     44
ORANGE                         213      101,578,853        7.74     506,784     6.636    739     67.76        360         316     44
SAN DIEGO                      195       89,028,832        6.79     490,114     6.666    751     64.71        360         316     44
SANTA CLARA                    160       74,939,033        5.71     497,000     6.604    752     63.52        360         315     45
SAN MATEO                      136       64,620,246        4.93     511,284     6.579    752     63.64        360         315     45
SAN FRANCISCO                   87       49,965,942        3.81     603,909     6.941    746     65.27        360         317     43
CONTRA COSTA                   103       46,343,836        3.53     475,181     6.660    749     67.78        360         315     45
ALAMEDA                         86       34,651,901        2.64     427,495     6.672    740     71.71        360         316     44
FAIRFAX                         55       25,574,174        1.95     493,815     6.792    743     72.27        358         319     39
MONTGOMERY                      51       23,412,042        1.78     487,640     6.793    728     66.69        358         317     41
Other                        1,142      524,748,140       40.00     490,719     6.792    739     68.45        357         316     41
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,716   $1,311,942,394     100.00%    $514,567    6.713%    742    66.89%        359         316     43
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                 10-1 ARM Loans
                                  2,716 records
                             Balance: 1,311,942,394


10. Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                  Number      Aggregate        Percent      Average                                        W.A.        W.A.
                      of        Current       of Loans     Original       W.A.     W.A.        W.A.    Original   Remaining   W.A.
                Mortgage      Principal   by Principal    Principal      Gross     FICO    Original     Term to     Term to   Loan
Original LTV       Loans        Balance        Balance      Balance     Coupon    Score         LTV    Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00          1       $566,649          0.04%     $590,000     6.750%      744      10.17%         360         319     41
15.01 - 20.00          5      2,342,975           0.18      529,400      6.595      785       19.17         360         315     45
20.01 - 25.00         11      4,783,801           0.36      457,227      6.601      760       23.10         360         317     43
25.01 - 30.00         24     13,030,966           0.99      581,280      6.696      766       28.03         360         319     41
30.01 - 35.00         33     19,689,641           1.50      634,273      6.681      744       32.63         357         313     44
35.01 - 40.00         51     29,483,048           2.25      625,917      6.710      736       37.95         360         317     43
40.01 - 45.00         71     34,445,575           2.63      535,289      6.629      741       43.08         359         315     44
45.01 - 50.00        112     63,331,760           4.83      601,015      6.671      752       48.03         358         314     43
50.01 - 55.00        135     71,466,304           5.45      581,576      6.666      741       52.78         359         316     43
55.01 - 60.00        200    104,556,927           7.97      556,827      6.735      747       58.04         359         317     43
60.01 - 65.00        268    139,700,018          10.65      555,507      6.673      740       62.84         357         314     43
65.01 - 70.00        355    185,972,912          14.18      552,716      6.772      739       68.13         359         317     42
70.01 - 75.00        478    230,276,203          17.55      513,360      6.705      741       73.43         359         316     43
75.01 - 80.00        899    387,226,408          29.52      456,306      6.716      743       78.98         359         317     42
80.01 - 85.00         31     11,374,257           0.87      387,714      6.853      726       82.49         356         312     43
85.01 - 90.00         37     11,956,736           0.91      344,982      6.892      720       88.78         360         320     40
90.01 - 95.00          5      1,738,215           0.13      363,300      6.918      719       94.38         360         315     45
------------------------------------------------------------------------------------------------------------------------------------
Total:             2,716 $1,311,942,394        100.00%     $514,567     6.713%      742      66.89%         359         316     43
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 66.89%
Lowest: 10.17%
Highest: 95.00%
S.D.: 13.09%
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                 10-1 ARM Loans
                                  2,716 records
                             Balance: 1,311,942,394




11. Original Term

------------------------------------------------------------------------------------------------------------------------------------
                  Number       Aggregate        Percent      Average                                        W.A.        W.A.
                      of         Current       of Loans     Original       W.A.     W.A.        W.A.    Original   Remaining   W.A.
                Mortgage       Principal   by Principal    Principal      Gross     FICO    Original     Term to     Term to   Loan
Original Term      Loans         Balance        Balance      Balance     Coupon    Score         LTV    Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
180                   21      $8,569,601          0.65%     $503,791     6.842%      756      64.16%         180         149     31
240                    4       1,533,711           0.12      630,863      6.694      760       72.10         240         200     40
300                    2         692,437           0.05      378,400      7.539      805       71.73         300         238     62
360                2,689   1,301,146,645          99.18      514,579      6.712      742       66.90         360         317     43
------------------------------------------------------------------------------------------------------------------------------------
Total:             2,716  $1,311,942,394        100.00%     $514,567     6.713%      742      66.89%         359         316     43
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 358.7 months
Lowest: 180 months
Highest: 360 months
S.D.: 16.5 months
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                 10-1 ARM Loans
                                  2,716 records
                             Balance: 1,311,942,394


12. Current LTV


------------------------------------------------------------------------------------------------------------------------------------
                  Number       Aggregate        Percent      Average                                        W.A.        W.A.
                      of         Current       of Loans     Original       W.A.     W.A.        W.A.    Original   Remaining   W.A.
                Mortgage       Principal   by Principal    Principal      Gross     FICO    Original     Term to     Term to   Loan
Current LTV        Loans         Balance        Balance      Balance     Coupon    Score         LTV    Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
 0.01 -  5.00          1         $41,068          0.00%     $500,000     6.875%      687      44.05%         180         159     21
 5.01 - 10.00          3         790,628           0.06      485,000      6.825      749       17.50         360         317     43
10.01 - 15.00          2         478,838           0.04      745,750      6.565      761       40.73         298         261     36
15.01 - 20.00          7       2,749,961           0.21      494,571      6.538      785       22.49         360         315     45
20.01 - 25.00         18       6,944,612           0.53      535,000      6.563      770       30.76         355         312     43
25.01 - 30.00         40      21,454,362           1.64      614,593      6.669      750       31.58         357         314     43
30.01 - 35.00         46      24,450,884           1.86      613,163      6.627      753       37.65         360         316     44
35.01 - 40.00         64      34,567,890           2.63      606,502      6.691      734       41.97         360         316     44
40.01 - 45.00         96      48,072,765           3.66      551,555      6.652      750       47.13         357         313     44
45.01 - 50.00        142      74,601,198           5.69      572,997      6.676      746       51.89         358         315     43
50.01 - 55.00        161      83,689,809           6.38      556,419      6.673      746       55.98         358         315     43
55.01 - 60.00        243     126,958,975           9.68      554,591      6.705      741       60.87         356         314     42
60.01 - 65.00        294     150,534,292          11.47      540,920      6.668      740       65.74         358         315     43
65.01 - 70.00        370     194,978,536          14.86      553,538      6.782      744       70.63         358         316     42
70.01 - 75.00        431     204,939,931          15.62      499,102      6.713      738       75.57         359         316     43
75.01 - 80.00        683     295,840,396          22.55      452,441      6.729      743       79.29         360         318     42
80.01 - 85.00         28      10,858,303           0.83      409,727      6.745      726       81.74         360         318     42
85.01 - 90.00         77      26,568,417           2.03      360,281      6.822      727       77.61         360         317     43
90.01 - 95.00         10       3,421,531           0.26      357,144      6.950      694       84.07         360         316     44
------------------------------------------------------------------------------------------------------------------------------------
Total:             2,716  $1,311,942,394        100.00%     $514,567     6.713%      742      66.89%         359         316     43
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 63.82%
Lowest: 3.99%
Highest: 91.92%
S.D.: 13.83%
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                 5/1 LIBOR ARMs
                                   878 records
                              Balance: 463,138,831


1. Original Balance
------------------------------------------------------------------------------------------------------------------------------------
                         Number       Aggregate       Percent     Average                                     W.A.       W.A.
                             of         Current      of Loans    Original      W.A.      W.A.      W.A.   Original  Remaining   W.A.
                       Mortgage       Principal  by Principal   Principal     Gross      FICO  Original    Term to    Term to   Loan
Original Balance          Loans         Balance       Balance     Balance    Coupon     Score       LTV   Maturity   Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
     less =   250,000        66    $ 10,498,733         2.27%    $159,502    5.390%       741    74.17%      355         354      1
  250,001 -   350,000       142      45,475,273          9.82     322,366     5.966       741     69.24      359         353      6
  350,001 -   450,000       266     104,881,115         22.65     397,731     6.093       741     68.83      359         353      6
  450,001 -   550,000       134      66,244,441         14.30     500,262     6.047       749     66.51      356         349      6
  550,001 -   650,000        81      47,823,154         10.33     596,530     6.012       738     66.68      358         352      6
  650,001 -   750,000        49      34,487,136          7.45     709,015     6.109       737     65.75      360         354      6
  750,001 -   850,000        34      27,199,701          5.87     804,986     6.079       737     66.60      360         354      6
  850,001 -   950,000        22      19,792,515          4.27     905,280     6.097       749     64.22      360         354      6
  950,001 - 1,050,000        28      27,681,648          5.98     993,796     6.072       743     55.79      360         355      5
1,050,001 - 1,150,000         8       8,782,953          1.90   1,104,896     6.191       747     44.94      360         353      7
1,150,001 - 1,250,000        13      15,300,456          3.30   1,204,646     6.038       740     58.43      360         354      6
1,250,001 - 1,350,000        12      15,648,451          3.38   1,311,481     6.210       719     57.72      360         355      5
1,350,001 - 1,450,000         4       5,547,134          1.20   1,390,188     6.433       740     60.02      360         357      3
1,450,001 - 1,550,000         7       9,892,939          2.14   1,492,100     6.119       751     51.71      360         355      5
1,650,001 - 1,750,000         2       3,414,718          0.74   1,711,250     6.376       763     53.81      360         357      3
1,750,001 - 1,850,000         1       1,832,029          0.40   1,850,000     6.250       771     37.00      360         350     10
1,850,001 - 1,950,000         1       1,879,734          0.41   1,885,000     6.375       740     65.00      360         357      3
1,950,001 - 2,050,000         6      11,940,164          2.58   1,999,983     6.271       688     53.39      360         355      5
over 2,050,001                2       4,816,535          1.04   2,415,000     6.427       755     60.00      360         357      3
------------------------------------------------------------------------------------------------------------------------------------
Total:                      878    $463,138,831       100.00%    $532,503    6.070%       740    64.71%      359         353      6
------------------------------------------------------------------------------------------------------------------------------------
Average: $532,502.78
Lowest: $22,830.00
Highest: $2,670,000.00
S.D.: $313,523.73
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                 5/1 LIBOR ARMs
                                   878 records
                              Balance: 463,138,831


2. Gross Coupon

------------------------------------------------------------------------------------------------------------------------------------
                       Number       Aggregate    Percent of     Average                                    W.A.        W.A.
                           of         Current      Loans by    Original     W.A.     W.A.       W.A.   Original   Remaining     W.A.
                     Mortgage       Principal     Principal   Principal    Gross     FICO   Original    Term to     Term to     Loan
Gross Coupon            Loans         Balance       Balance     Balance   Coupon    Score        LTV   Maturity    Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500               1        $293,924         0.06%    $294,320   4.375%      685     80.00%        360         359        1
4.501 - 5.000              30      13,055,227          2.82     441,011    4.851      740      72.87        358         354        4
5.001 - 5.500             120      44,240,095          9.55     370,708    5.360      743      68.23        353         349        4
5.501 - 6.000             299     155,764,558         33.63     527,951    5.852      746      61.58        359         353        7
6.001 - 6.500             348     202,773,142         43.78     587,091    6.300      737      64.76        359         353        6
6.501 - 7.000              68      41,578,034          8.98     616,169    6.752      734      68.55        360         355        5
7.001 - 7.500              11       4,911,313          1.06     448,602    7.207      735      74.07        360         354        6
7.501 - 8.000               1         522,538          0.11     528,800    7.875      681      80.00        360         344       16
------------------------------------------------------------------------------------------------------------------------------------
Total:                    878    $463,138,831       100.00%    $532,503   6.070%      740     64.71%        359         353        6
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 6.070%
Lowest: 4.375%
Highest: 7.875%
S.D.: 0.480%
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                 5/1 LIBOR ARMs
                                   878 records
                              Balance: 463,138,831


3. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                   Number       Aggregate   Percent of      Average                                        W.A.        W.A.
                       of         Current     Loans by     Original      W.A.      W.A.        W.A.    Original   Remaining     W.A.
                 Mortgage       Principal    Principal    Principal     Gross      FICO    Original     Term to     Term to     Loan
Credit Score        Loans         Balance      Balance      Balance    Coupon     Score         LTV    Maturity    Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
800 - 824              18      $9,638,113        2.08%     $538,278    6.204%       802      55.76%         360         355        5
775 - 799             235     120,068,863        25.93      516,537     6.027       786       63.96         358         352        6
750 - 774             210     107,709,123        23.26      519,000     6.012       763       62.25         357         351        6
725 - 749             132      72,356,889        15.62      553,124     6.143       736       67.11         360         354        5
700 - 724             107      60,638,938        13.09      570,119     6.109       711       65.56         360         354        6
675 - 699              97      48,604,150        10.49      504,253     6.041       687       65.22         359         353        6
650 - 674              50      30,341,677         6.55      613,390     6.139       663       67.71         360         354        6
625 - 649              20       8,963,699         1.94      451,365     6.213       639       73.85         360         353        7
600 - 624               9       4,817,380         1.04      538,639     6.132       616       68.91         357         351        6
------------------------------------------------------------------------------------------------------------------------------------
Total:                878    $463,138,831      100.00%     $532,503    6.070%       740      64.71%         359         353        6
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 740
Lowest: 604
Highest: 809
S.D.: 44
------------------------------------------------------------------------------------------------------------------------------------



4. Index

------------------------------------------------------------------------------------------------------------------------------------
                   Number       Aggregate   Percent of      Average                                        W.A.        W.A.
                       of         Current     Loans by     Original      W.A.      W.A.        W.A.    Original   Remaining     W.A.
                 Mortgage       Principal    Principal    Principal     Gross      FICO    Original     Term to     Term to     Loan
Index               Loans         Balance      Balance      Balance    Coupon     Score         LTV    Maturity    Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
12 MO LIBOR           878    $463,138,831      100.00%     $532,503    6.070%       740      64.71%         359         353        6
------------------------------------------------------------------------------------------------------------------------------------
Total:                878    $463,138,831      100.00%     $532,503    6.070%       740      64.71%         359         353        6
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                 5/1 LIBOR ARMs
                                   878 records
                              Balance: 463,138,831

5. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                   Number       Aggregate   Percent of      Average                                        W.A.        W.A.
                       of         Current     Loans by     Original      W.A.      W.A.        W.A.    Original   Remaining     W.A.
                 Mortgage       Principal    Principal    Principal     Gross      FICO    Original     Term to     Term to     Loan
Loan Purpose        Loans         Balance      Balance      Balance    Coupon     Score         LTV    Maturity    Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
R/T REFI              397    $222,510,721       48.04%     $567,329    6.056%       740      58.34%         359         353        6
PURCH                 332     175,772,666        37.95      533,007     6.075       740       74.06         358         353        5
C/O REFI              149      64,855,444        14.00      438,587     6.100       741       61.23         358         352        6
------------------------------------------------------------------------------------------------------------------------------------
Total:                878    $463,138,831      100.00%     $532,503    6.070%       740      64.71%         359         353        6
------------------------------------------------------------------------------------------------------------------------------------


6. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                   Number       Aggregate   Percent of      Average                                        W.A.        W.A.
                       of         Current     Loans by     Original      W.A.      W.A.        W.A.    Original   Remaining     W.A.
                 Mortgage       Principal    Principal    Principal     Gross      FICO    Original     Term to     Term to     Loan
Property Type       Loans         Balance      Balance      Balance    Coupon     Score         LTV    Maturity    Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
SFR                   580    $322,499,217       69.63%     $560,369    6.082%       741      62.87%         359         353        6
PUD Detach            203     101,640,595        21.95      508,680     6.037       738       67.91         358         352        6
Condo                  72      28,870,347         6.23      403,753     6.030       747       72.52         360         354        6
PUD Attach             12       4,454,450         0.96      373,277     6.121       737       71.67         360         354        6
2-Family                8       4,314,747         0.93      543,063     6.286       743       67.72         360         353        7
Co-Op                   3       1,359,475         0.29      455,867     5.550       743       66.03         360         354        6
------------------------------------------------------------------------------------------------------------------------------------
Total:                878    $463,138,831      100.00%     $532,503    6.070%       740      64.71%         359         353        6
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------


                                                      Global Structured Finance
                                                           5/1 LIBOR ARMs
                                                             878 records
                                                        Balance: 463,138,831


7. Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                     Number      Aggregate       Percent       Average                                        W.A.       W.A.
                         of        Current      of Loans      Original      W.A.     W.A.        W.A.     Original  Remaining   W.A.
                   Mortgage      Principal  by Principal     Principal     Gross     FICO    Original         Term    Term to   Loan
Occupancy Status      Loans        Balance       Balance       Balance    Coupon    Score         LTV     Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Primary                 823   $441,251,493        95.27%      $541,281    6.062%      740      64.83%          359        353      6
Secondary                38     17,088,369          3.69       453,739     6.222      759       60.93          354        348      6
Investor                 17      4,798,969          1.04       283,593     6.245      742       67.69          360        355      5
------------------------------------------------------------------------------------------------------------------------------------
Total:                  878   $463,138,831       100.00%      $532,503    6.070%      740      64.71%          359        353      6
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                                                      Global Structured Finance
                                                           5/1 LIBOR ARMs
                                                             878 records
                                                        Balance: 463,138,831

8. Geographic Distribution

------------------------------------------------------------------------------------------------------------------------------------
                            Number     Aggregate       Percent      Average                                 W.A.       W.A.
                                of       Current      of Loans     Original     W.A.   W.A.      W.A.   Original  Remaining    W.A.
                          Mortgage     Principal  by Principal    Principal    Gross   FICO  Original    Term to    Term to    Loan
Geographic Distribution      Loans       Balance       Balance      Balance   Coupon  Score       LTV   Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
California                     564  $321,349,025        69.39%     $574,957   6.121%    740    63.19%        359        353       6
North Carolina                  55    20,878,755          4.51      382,558    5.546    751     70.44        358        353       6
Florida                         46    18,374,015          3.97      404,306    6.456    741     76.36        359        354       5
Georgia                         19     9,492,232          2.05      508,510    5.555    721     70.74        360        354       6
Illinois                        20     9,383,202          2.03      475,150    5.703    746     64.38        349        343       6
New York                        14     7,524,492          1.62      540,514    5.942    739     68.41        360        354       6
Virginia                        18     7,113,719          1.54      401,520    6.111    755     62.93        360        354       6
Arizona                         18     7,008,302          1.51      390,900    6.035    728     71.73        360        356       4
Connecticut                      7     6,695,192          1.45      962,239    5.952    724     66.17        360        354       6
Nevada                          11     5,958,149          1.29      544,455    6.172    760     69.74        360        355       5
Texas                           15     5,603,245          1.21      376,207    5.791    731     66.46        360        355       5
Maryland                        12     5,257,758          1.14      442,152    5.998    757     63.16        360        354       6
Colorado                         9     4,672,816          1.01      524,471    6.118    746     65.75        360        354       6
District of Columbia             9     4,606,465          0.99      514,241    5.943    747     64.07        360        355       5
South Carolina                   9     4,407,709          0.95      512,168    6.194    743     50.99        336        329       7
Washington                       7     3,336,503          0.72      481,157    5.498    737     57.93        360        352       8
Pennsylvania                     5     2,782,782          0.60      562,380    5.942    733     62.02        339        331       8
New Jersey                       3     2,659,947          0.57      889,547    5.729    739     74.56        360        357       3
Massachusetts                    6     2,634,359          0.57      441,247    6.036    732     75.29        360        357       3
Hawaii                           2     1,594,707          0.34      800,350    6.718    760     59.66        360        356       4
Other                           29    11,805,456          2.55      410,311    6.131    737     68.19        353        347       6
------------------------------------------------------------------------------------------------------------------------------------
Total:                         878  $463,138,831       100.00%     $532,503   6.070%    740    64.71%        359        353       6
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                                                      Global Structured Finance
                                                           5/1 LIBOR ARMs
                                                             878 records
                                                        Balance: 463,138,831


9. County Distribution

------------------------------------------------------------------------------------------------------------------------------------
                         Number      Aggregate      Percent      Average                                      W.A.       W.A.
                             of        Current     of Loans     Original       W.A.     W.A.      W.A.    Original  Remaining   W.A.
                       Mortgage      Principal by Principal    Principal      Gross     FICO  Original     Term to    Term to   Loan
County Distribution       Loans        Balance      Balance      Balance     Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                 103    $59,136,538       12.77%     $580,487     6.111%      741    65.64%         360        354      6
SANTA CLARA                  81     50,054,180        10.81      622,813      6.125      748     60.19         358        352      6
SAN MATEO                    60     40,622,753         8.77      681,355      6.184      740     57.36         358        352      6
ORANGE                       47     28,854,259         6.23      628,401      6.042      728     64.33         360        354      6
CONTRA COSTA                 45     26,732,449         5.77      597,639      6.117      731     65.29         360        354      6
SAN DIEGO                    46     25,600,621         5.53      559,879      6.189      744     67.13         360        355      5
MARIN                        34     21,748,817         4.70      643,886      6.065      735     56.83         360        354      6
SAN FRANCISCO                35     18,076,166         3.90      520,718      6.186      737     67.93         360        354      6
MECKLENBURG                  44     17,582,635         3.80      402,938      5.481      752     69.55         358        352      6
ALAMEDA                      40     17,426,589         3.76      438,782      5.987      750     69.24         360        354      6
Other                       343    157,303,823        33.96      463,083      6.047      739     66.96         358        352      5
------------------------------------------------------------------------------------------------------------------------------------
Total:                      878   $463,138,831      100.00%     $532,503     6.070%      740    64.71%         359        353      6
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------


                                                      Global Structured Finance
                                                           5/1 LIBOR ARMs
                                                             878 records
                                                        Balance: 463,138,831


10. Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                         Number      Aggregate      Percent      Average                                      W.A.       W.A.
                             of        Current     of Loans     Original       W.A.     W.A.      W.A.    Original  Remaining   W.A.
                       Mortgage      Principal by Principal    Principal      Gross     FICO  Original     Term to    Term to   Loan
Original LTV              Loans        Balance      Balance      Balance     Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 5.00                   1        $22,676        0.00%      $22,830     7.250%      770     4.04%         360        357      3
10.01 - 15.00                 3      1,157,824         0.25      392,867      5.930      730     12.88         360        354      6
15.01 - 20.00                 5      2,779,552         0.60      560,000      6.010      770     18.13         360        353      7
20.01 - 25.00                 6      6,116,176         1.32    1,046,068      6.174      730     23.70         360        356      4
25.01 - 30.00                13      7,342,167         1.59      569,100      6.086      769     27.70         360        353      7
30.01 - 35.00                16     10,126,044         2.19      641,933      5.964      755     32.98         351        345      7
35.01 - 40.00                23     15,792,553         3.41      695,312      6.101      757     37.48         360        353      7
40.01 - 45.00                23     16,353,328         3.53      716,165      6.023      735     42.26         360        354      6
45.01 - 50.00                51     34,603,618         7.47      685,782      6.113      744     48.10         357        350      7
50.01 - 55.00                52     28,151,246         6.08      545,329      6.021      747     53.02         360        354      6
55.01 - 60.00                53     32,032,673         6.92      609,846      6.060      748     57.78         360        355      5
60.01 - 65.00                72     42,411,356         9.16      600,231      6.030      737     63.07         359        353      6
65.01 - 70.00               109     59,307,381        12.81      550,141      5.993      737     68.37         358        352      6
70.01 - 75.00               120     65,570,099        14.16      550,828      6.042      741     73.78         359        353      6
75.01 - 80.00               287    128,712,898        27.79      451,144      6.147      735     79.39         359        353      5
80.01 - 85.00                 3        658,936         0.14      221,147      5.282      734     84.74         360        359      1
85.01 - 90.00                26      8,048,702         1.74      310,960      6.045      733     89.11         360        356      4
90.01 - 95.00                14      3,840,160         0.83      275,217      6.022      729     94.69         360        357      3
95.01 - 100.00                1        111,444         0.02      111,550      6.250      689     97.00         360        359      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                      878   $463,138,831      100.00%     $532,503     6.070%      740    64.71%         359        353      6
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 64.71%
Lowest: 4.04%
Highest: 97.00%
S.D.: 15.85%
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Bank of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                 5/1 LIBOR ARMs
                                   878 records
                              Balance: 463,138,831

11. Original Term

------------------------------------------------------------------------------------------------------------------------------------
                      Number     Aggregate        Percent      Average                                      W.A.       W.A.
                          of       Current       of Loans     Original       W.A.     W.A.      W.A.    Original  Remaining   W.A.
                    Mortgage     Principal   by Principal    Principal      Gross     FICO  Original     Term to    Term to   Loan
Original Term          Loans       Balance        Balance      Balance     Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
120                        1      $442,980          0.10%     $482,500     6.125%      750    48.25%         120        113      7
144                        1       401,878           0.09      410,000      5.500      767     34.17         144        140      4
180                        4     1,861,328           0.40      475,450      5.669      759     74.11         180        174      6
228                        1       211,433           0.05      212,000      4.875      727     62.35         228        227      1
240                        1       100,765           0.02      101,000      5.375      620     69.66         240        239      1
300                        2       532,554           0.11      267,500      5.540      778     75.08         300        297      3
360                      868   459,587,891          99.23      534,441      6.073      740     64.71         360        354      6
------------------------------------------------------------------------------------------------------------------------------------
Total:                   878  $463,138,831        100.00%     $532,503     6.070%      740    64.71%         359        353      6
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 358.7 months
Lowest: 120 months
Highest: 360 months
S.D.: 17.6 months
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Bank of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                 5/1 LIBOR ARMs
                                   878 records
                              Balance: 463,138,831

12. Current LTV

------------------------------------------------------------------------------------------------------------------------------------
                  Number      Aggregate        Percent      Average                                        W.A.        W.A.
                      of        Current       of Loans     Original       W.A.     W.A.        W.A.    Original   Remaining   W.A.
                Mortgage      Principal   by Principal    Principal      Gross     FICO    Original     Term to     Term to   Loan
Current LTV        Loans        Balance        Balance      Balance     Coupon    Score         LTV    Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 5.00            1        $22,676          0.00%      $22,830     7.250%      770       4.04%         360         357      3
10.01 - 15.00          4      1,477,425           0.32      408,853      6.026      743       14.69         360         354      6
15.01 - 20.00          5      2,779,552           0.60      560,000      6.010      770       18.13         360         353      7
20.01 - 25.00          6      6,227,601           1.34    1,042,433      6.178      729       23.93         360         356      4
25.01 - 30.00         14      7,716,356           1.67      560,164      6.063      771       28.13         360         353      7
30.01 - 35.00         14      9,320,828           2.01      670,852      5.959      752       33.19         351         344      7
35.01 - 40.00         25     16,500,410           3.56      668,269      6.091      758       37.59         360         353      7
40.01 - 45.00         28     21,058,077           4.55      784,687      5.971      741       44.39         355         348      7
45.01 - 50.00         48     31,190,314           6.73      653,956      6.142      743       48.47         360         354      6
50.01 - 55.00         54     29,418,874           6.35      553,641      5.990      748       53.82         360         354      6
55.01 - 60.00         53     31,939,207           6.90      608,563      6.104      746       58.21         360         355      5
60.01 - 65.00         72     42,360,048           9.15      592,347      6.017      736       63.30         357         351      6
65.01 - 70.00        107     57,518,075          12.42      541,287      5.999      736       68.54         359         353      6
70.01 - 75.00        119     65,285,507          14.10      551,904      6.044      742       73.89         360         354      6
75.01 - 80.00        283    127,066,622          27.44      451,646      6.145      735       79.44         359         353      5
80.01 - 85.00          4      1,256,951           0.27      315,860      6.099      729       64.81         360         358      2
85.01 - 90.00         26      8,048,702           1.74      310,960      6.045      733       89.11         360         356      4
90.01 - 95.00         14      3,840,160           0.83      275,217      6.022      729       94.69         360         357      3
95.01 - 100.00         1        111,444           0.02      111,550      6.250      689       97.00         360         359      1
------------------------------------------------------------------------------------------------------------------------------------
Total:               878   $463,138,831        100.00%     $532,503     6.070%      740      64.71%         359         353      6
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 64.23%
Lowest: 4.01%
Highest: 96.91%
S.D.: 15.89%
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the
Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                  5/1 CMT ARMs
                                   171 records
                               Balance: 73,624,479


1. Original Balance

------------------------------------------------------------------------------------------------------------------------------------
                       Number     Aggregate       Percent      Average                                      W.A.         W.A.
                           of       Current      of Loans     Original       W.A.    W.A.        W.A.   Original    Remaining  W.A.
                     Mortgage     Principal  by Principal    Principal      Gross    FICO    Original    Term to      Term to  Loan
Original Balance        Loans       Balance       Balance      Balance     Coupon   Score         LTV   Maturity     Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------

less than or to 250,000     1      $223,217         0.30%     $223,731     7.375%     719      32.78%        360       357        3
250,001 - 350,000          53    16,134,841         21.92      325,439      7.241     738       78.60        360       328       32
350,001 - 450,000          60    22,619,588         30.72      391,390      7.224     739       74.50        357       327       30
450,001 - 550,000          27    12,892,149         17.51      494,218      7.148     721       73.14        360       328       32
550,001 - 650,000          15     8,694,202         11.81      600,997      7.413     743       77.87        360       331       29
650,001 - 750,000           3     2,038,251          2.77      725,000      6.242     749       55.05        360       330       30
750,001 - 850,000           4     3,020,232          4.10      797,750      7.035     719       64.95        360       329       31
850,001 - 950,000           1       834,761          1.13      862,500      6.750     733       75.00        360       326       34
950,001 - 1,050,000         6     4,732,842          6.43    1,000,000      7.518     737       65.92        360       334       26
over 2,050,001              1     2,434,396          3.31    2,475,000      8.750     752       75.00        360       334       26
------------------------------------------------------------------------------------------------------------------------------------
Total:                    171   $73,624,479       100.00%     $456,244     7.266%     736      73.97%        359       329       30
------------------------------------------------------------------------------------------------------------------------------------
Average: $456,244.30
Lowest: $223,731.00
Highest: $2,475,000.00
S.D.: $221,855.56
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the
Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                  5/1 CMT ARMs
                                   171 records
                               Balance: 73,624,479


2. Gross Coupon

------------------------------------------------------------------------------------------------------------------------------------
                  Number       Aggregate    Percent of      Average                                          W.A.        W.A.
                      of         Current      Loans by     Original         W.A.     W.A.        W.A.    Original   Remaining   W.A.
                Mortgage       Principal     Principal    Principal        Gross     FICO    Original     Term to     Term to   Loan
Gross Coupon       Loans         Balance       Balance      Balance       Coupon    Score         LTV    Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000          2        $920,546         1.25%     $513,500       5.844%      788      54.00%         360         327     33
6.001 - 6.500         18       7,584,139         10.30      435,758        6.449      742       74.68         360         328     32
6.501 - 7.000         68      26,876,642         36.51      432,600        6.763      741       73.67         357         324     33
7.001 - 7.500         35      15,944,979         21.66      479,065        7.375      736       73.01         360         333     27
7.501 - 8.000         27      11,574,807         15.72      442,539        7.733      722       75.74         360         330     30
8.001 - 8.500         15       5,891,482          8.00      402,623        8.424      722       77.89         360         333     27
8.501 - 9.000          6       4,831,883          6.56      829,200        8.735      738       72.50         360         334     26
------------------------------------------------------------------------------------------------------------------------------------
Total:               171     $73,624,479       100.00%     $456,244       7.266%      736      73.97%         359         329     30
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 7.266%
Lowest: 5.750%
Highest: 8.750%
S.D.: 0.658%
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                  5/1 CMT ARMs
                                   171 records
                               Balance: 73,624,479



3. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                  Number       Aggregate    Percent of      Average                                          W.A.        W.A.
                      of         Current      Loans by     Original         W.A.     W.A.        W.A.    Original   Remaining   W.A.
                Mortgage       Principal     Principal    Principal        Gross     FICO    Original     Term to     Term to   Loan
Credit Score       Loans         Balance       Balance      Balance       Coupon    Score         LTV    Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
800 - 824              6      $2,119,246         2.88%     $379,900       7.583%      808      75.40%         360         330     30
775 - 799             38      14,957,424         20.32      443,729        6.841      786       72.34         360         328     32
750 - 774             39      18,641,169         25.32      502,922        7.418      761       71.36         360         331     29
725 - 749             28      12,474,527         16.94      457,961        7.427      738       77.19         354         327     28
700 - 724             20       8,766,641         11.91      458,580        7.392      713       74.35         360         331     29
675 - 699             14       5,624,106          7.64      415,547        7.010      690       79.04         360         327     33
650 - 674             17       7,251,376          9.85      443,856        7.352      662       74.52         360         329     31
625 - 649              4       1,900,518          2.58      488,949        7.533      642       71.65         360         328     32
600 - 624              5       1,889,472          2.57      389,840        7.298      614       73.20         360         328     32
------------------------------------------------------------------------------------------------------------------------------------
Total:               171     $73,624,479       100.00%     $456,244       7.266%      736      73.97%         359         329     30
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 736
Lowest: 600
Highest: 813
S.D.: 49
------------------------------------------------------------------------------------------------------------------------------------




4. Index

------------------------------------------------------------------------------------------------------------------------------------
                  Number       Aggregate    Percent of      Average                                          W.A.        W.A.
                      of         Current      Loans by     Original         W.A.     W.A.        W.A.    Original   Remaining   W.A.
                Mortgage       Principal     Principal    Principal        Gross     FICO    Original     Term to     Term to   Loan
Index              Loans         Balance       Balance      Balance       Coupon    Score         LTV    Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
1 YR CMT             171     $73,624,479       100.00%     $456,244       7.266%      736      73.97%         359         329     30
------------------------------------------------------------------------------------------------------------------------------------
Total:               171     $73,624,479       100.00%     $456,244       7.266%      736      73.97%         359         329     30
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                  5/1 CMT ARMs
                                   171 records
                               Balance: 73,624,479



5. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                       Number        Aggregate  Percent of      Average                                     W.A.        W.A.
                           of          Current    Loans by     Original       W.A.    W.A.       W.A.   Original   Remaining    W.A.
                     Mortgage        Principal   Principal    Principal      Gross    FICO   Original    Term to     Term to    Loan
Loan Purpose            Loans          Balance     Balance      Balance     Coupon   Score        LTV   Maturity    Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
PURCH                     151      $65,070,985      88.38%     $458,264     7.237%     739     74.68%        359         329      30
R/T REFI                   16        6,963,184        9.46      447,372      7.501     706      69.67        360         329      31
C/O REFI                    4        1,590,310        2.16      415,500      7.451     741      63.77        360         329      31
------------------------------------------------------------------------------------------------------------------------------------
Total:                    171      $73,624,479     100.00%     $456,244     7.266%     736     73.97%        359         329      30
------------------------------------------------------------------------------------------------------------------------------------



6. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                       Number        Aggregate  Percent of      Average                                     W.A.        W.A.
                           of          Current    Loans by     Original       W.A.    W.A.       W.A.   Original   Remaining    W.A.
                     Mortgage        Principal   Principal    Principal      Gross    FICO   Original    Term to     Term to    Loan
Property Type           Loans          Balance     Balance      Balance     Coupon   Score        LTV   Maturity    Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
SFR                        87      $38,198,474      51.88%     $473,087     7.304%     735     72.30%        358         328      30
PUD Detach                 64       27,083,778       36.79      440,060      7.147     743      76.45        360         330      30
PUD Attach                 11        4,972,672        6.75      469,395      7.438     717      70.91        360         328      32
Condo                       9        3,369,554        4.58      392,444      7.543     718      77.48        360         329      31
------------------------------------------------------------------------------------------------------------------------------------
Total:                    171      $73,624,479     100.00%     $456,244     7.266%     736     73.97%        359         329      30
------------------------------------------------------------------------------------------------------------------------------------



7. Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                       Number        Aggregate  Percent of      Average                                     W.A.        W.A.
                           of          Current    Loans by     Original       W.A.    W.A.       W.A.   Original   Remaining    W.A.
                     Mortgage        Principal   Principal    Principal      Gross    FICO   Original    Term to     Term to    Loan
Occupancy Status        Loans          Balance     Balance      Balance     Coupon   Score        LTV   Maturity    Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
Primary                   158      $65,816,461      89.39%     $441,113     7.206%     735     74.35%        359         328      31
Secondary                  13        7,808,019       10.61      640,149      7.771     747      70.82        360         333      27
------------------------------------------------------------------------------------------------------------------------------------
Total:                    171      $73,624,479     100.00%     $456,244     7.266%     736     73.97%        359         329      30
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securitie LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                  5/1 CMT ARMs
                                   171 records
                               Balance: 73,624,479



8. Geographic Distribution

------------------------------------------------------------------------------------------------------------------------------------
                               Number     Aggregate   Percent of      Average                                W.A.       W.A.
                                   of       Current     Loans by     Original    W.A.    W.A.      W.A.  Original  Remaining    W.A.
                             Mortgage     Principal    Principal    Principal   Gross    FICO  Original   Term to    Term to    Loan
Geographic Distribution         Loans       Balance      Balance      Balance  Coupon   Score       LTV  Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
California                         43   $19,056,818       25.88%     $458,891  7.153%     740    73.54%       360        328      32
Texas                              20     7,874,782        10.70      427,067   7.192     724     76.04       360        328      32
Florida                            14     7,375,107        10.02      546,733   7.486     732     71.34       360        340      20
Colorado                           16     6,764,550         9.19      449,276   7.014     743     73.18       360        328      32
Virginia                           10     3,932,379         5.34      409,325   7.230     756     70.63       360        328      32
Washington                          6     2,576,581         3.50      442,025   7.326     713     71.86       360        328      32
North Carolina                      6     2,513,943         3.41      432,374   6.765     760     66.01       360        327      33
Hawaii                              1     2,434,396         3.31    2,475,000   8.750     752     75.00       360        334      26
Pennsylvania                        5     2,131,909         2.90      438,500   7.158     731     77.04       360        329      31
Georgia                             6     2,023,941         2.75      348,832   6.925     704     79.70       360        326      34
Illinois                            4     1,729,453         2.35      445,963   6.943     748     81.51       360        327      33
New Jersey                          5     1,698,210         2.31      349,040   7.810     724     79.14       360        329      31
New York                            3     1,348,768         1.83      464,667   7.634     686     81.26       360        329      31
Maryland                            4     1,100,186         1.49      543,250   7.061     741     76.64       360        328      32
Minnesota                           3     1,037,528         1.41      363,167   7.564     763     63.93       360        330      30
Ohio                                2     1,030,605         1.40      532,000   6.750     755     74.35       360        328      32
South Carolina                      3     1,029,873         1.40      351,684   6.546     774     67.91       292        274      18
Arizona                             1       974,406         1.32    1,000,000   7.625     644     59.70       360        328      32
District of Columbia                2       875,434         1.19      452,800   8.078     706     80.00       360        330      30
Nevada                              2       866,823         1.18      486,000   7.537     779     78.76       360        331      29
Other                              15     5,248,788         7.13      374,609   7.347     735     77.92       360        328      32
------------------------------------------------------------------------------------------------------------------------------------
Total:                            171   $73,624,479      100.00%     $456,244  7.266%     736    73.97%       359        329      30
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                  5/1 CMT ARMs
                                   171 records
                               Balance: 73,624,479



9. County Distribution

------------------------------------------------------------------------------------------------------------------------------------
                           Number    Aggregate  Percent of     Average                                       W.A.        W.A.
                               of      Current    Loans by    Original      W.A.      W.A.        W.A.  Original    Remaining   W.A.
                         Mortgage    Principal   Principal   Principal     Gross      FICO    Original   Term to      Term to   Loan
County Distribution         Loans      Balance     Balance     Balance    Coupon     Score         LTV  Maturity     Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                    10   $5,268,159       7.16%    $551,230    6.940%       748      74.84%       360          327     33
FAIRFAX                         9    3,615,582        4.91     418,989     7.118       757       69.98       360          328     32
ORANGE                          8    3,090,885        4.20     398,438     7.307       748       71.24       360          328     32
HONOLULU                        1    2,434,396        3.31   2,475,000     8.750       752       75.00       360          334     26
DALLAS                          5    2,384,499        3.24     490,800     7.517       728       70.38       360          329     31
SANTA CLARA                     4    2,319,740        3.15     597,175     7.148       742       75.33       360          328     32
KING                            5    2,139,061        2.91     440,180     7.495       698       71.45       360          328     32
HARRIS                          5    1,995,669        2.71     413,522     6.940       718       76.55       360          327     33
DOUGLAS                         4    1,994,602        2.71     514,625     6.849       756       74.05       360          327     33
VENTURA                         4    1,704,535        2.32     438,700     7.794       738       82.68       360          330     30
Other                         116   46,677,352       63.40     432,307     7.229       733       74.11       358          329     29
------------------------------------------------------------------------------------------------------------------------------------
Total:                        171  $73,624,479     100.00%    $456,244    7.266%       736      73.97%       359          329     30
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                  5/1 CMT ARMs
                                   171 records
                               Balance: 73,624,479



10. Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                    Number     Aggregate    Percent of      Average                                          W.A.        W.A.
                        of       Current      Loans by     Original         W.A.     W.A.        W.A.    Original   Remaining   W.A.
                  Mortgage     Principal     Principal    Principal        Gross     FICO    Original     Term to     Term to   Loan
Original LTV         Loans       Balance       Balance      Balance       Coupon    Score         LTV    Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00            1      $223,217         0.30%     $223,731       7.375%      719      32.78%         360         357      3
35.01 - 40.00            3     1,537,388          2.09      533,333        6.653      774       37.12         360         327     33
40.01 - 45.00            2     1,212,422          1.65      732,500        7.223      734       42.75         360         329     31
45.01 - 50.00            1       338,322          0.46      350,000        6.375      784       48.95         360         328     32
50.01 - 55.00            8     3,868,556          5.25      513,443        7.217      753       53.36         360         331     29
55.01 - 60.00            3     1,768,948          2.40      615,000        7.579      672       57.77         360         328     32
60.01 - 65.00            7     3,114,903          4.23      474,120        7.406      728       63.69         360         332     28
65.01 - 70.00           17     7,340,235          9.97      501,494        6.936      753       67.89         360         327     33
70.01 - 75.00           19    10,869,400         14.76      596,968        7.557      730       74.08         360         331     29
75.01 - 80.00           94    37,905,584         51.49      421,910        7.241      738       79.55         358         327     31
85.01 - 90.00           15     5,140,298          6.98      351,196        7.362      713       89.19         360         333     27
90.01 - 95.00            1       305,207          0.41      312,400        7.875      726       94.99         360         330     30
------------------------------------------------------------------------------------------------------------------------------------
Total:                 171   $73,624,479       100.00%     $456,244       7.266%      736      73.97%         359         329     30
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 73.97%
Lowest: 32.78%
Highest: 94.99%
S.D.: 11.11%
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                  5/1 CMT ARMs
                                   171 records
                               Balance: 73,624,479



11. Original Term

------------------------------------------------------------------------------------------------------------------------------------
                    Number     Aggregate    Percent of      Average                                          W.A.        W.A.
                        of       Current      Loans by     Original       W.A.     W.A.        W.A.      Original   Remaining   W.A.
                  Mortgage     Principal     Principal    Principal      Gross     FICO    Original       Term to     Term to   Loan
Original Term        Loans       Balance       Balance      Balance     Coupon    Score         LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
180                      1      $389,988         0.53%     $399,052     6.875%      749      79.81%           180         173      7
360                    170    73,234,491         99.47      456,581      7.268      736       73.94           360         330     30
------------------------------------------------------------------------------------------------------------------------------------
Total:                 171   $73,624,479       100.00%     $456,244     7.266%      736      73.97%           359         329     30
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 359.0 months
Lowest: 180 months
Highest: 360 months
S.D.: 13.8 months
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                  5/1 CMT ARMs
                                   171 records
                               Balance: 73,624,479



12. Current LTV

------------------------------------------------------------------------------------------------------------------------------------
                  Number       Aggregate    Percent of      Average                                          W.A.        W.A.
                      of         Current      Loans by     Original         W.A.     W.A.        W.A.    Original   Remaining   W.A.
                Mortgage       Principal     Principal    Principal        Gross     FICO    Original     Term to     Term to   Loan
Current LTV        Loans         Balance       Balance      Balance       Coupon    Score         LTV    Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 5.00            2         $49,568         0.07%     $672,000       6.750%      789      69.62%         360         327     33
25.01 - 30.00          1         122,880          0.17      327,038        6.750      763       72.08         360         326     34
30.01 - 35.00          3       1,715,835          2.33      657,910        7.166      762       39.01         360         333     27
35.01 - 40.00          3       1,257,192          1.71      438,333        6.631      741       39.20         360         326     34
45.01 - 50.00          3       1,492,662          2.03      558,300        7.007      783       52.08         360         328     32
50.01 - 55.00          8       3,508,757          4.77      453,455        7.295      733       53.95         360         331     29
55.01 - 60.00          3       2,101,761          2.85      760,000        7.477      697       62.03         360         331     29
60.01 - 65.00         15       5,459,676          7.42      389,783        7.163      738       67.30         360         329     31
65.01 - 70.00         14       6,470,235          8.79      476,264        7.164      746       69.49         360         328     32
70.01 - 75.00         19      11,595,757         15.75      627,371        7.457      731       75.18         360         331     29
75.01 - 80.00         84      34,404,651         46.73      422,150        7.244      738       79.76         358         327     31
80.01 - 85.00          1         307,871          0.42      315,000        7.500      812       85.14         360         332     28
85.01 - 90.00         14       4,832,427          6.56      353,782        7.353      706       89.44         360         333     27
90.01 - 95.00          1         305,207          0.41      312,400        7.875      726       94.99         360         330     30
------------------------------------------------------------------------------------------------------------------------------------
Total:               171     $73,624,479       100.00%     $456,244       7.266%      736      73.97%         359         329     30
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 71.27%
Lowest: 0.68%
Highest: 92.80%
S.D.: 13.98%
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                 2002-K Group 4
                                 Detailed Strats
                                   196 records
                              Balance: 102,819,164


1. Original Balance

------------------------------------------------------------------------------------------------------------------------------------
                       Number      Aggregate        Percent      Average                                   W.A.        W.A.
                           of        Current       of Loans     Original     W.A.   W.A.       W.A.    Original   Remaining   W.A.
                     Mortgage      Principal   by Principal    Principal    Gross   FICO   Original     Term to     Term to   Loan
Original Balance        Loans        Balance        Balance      Balance   Coupon  Score       LTV     Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000          21     $6,976,383          6.79%     $332,984    5.61%    737     77.70%         360         358      2
350,001 - 450,000          56     22,253,062          21.64      403,574    5.713    733      67.21         360         358      2
450,001 - 550,000          46     22,481,386          21.86      498,207    5.647    739      70.71         360         358      2
550,001 - 650,000          33     19,942,625           19.4      605,732    5.717    738      73.22         360         358      2
650,001 - 750,000          23     16,170,056          15.73      704,665    5.605    737      71.36         360         358      2
750,001 - 850,000           5      4,051,834           3.94      812,132    5.551    751      67.69         360         358      2
850,001 - 950,000           6      5,038,523            4.9      914,083    5.557    713      57.38         360         358      2
950,001 - 1,050,000         6      5,905,295           5.74      986,458     5.73    717       57.6         360         358      2
------------------------------------------------------------------------------------------------------------------------------------
Total:                    196   $102,819,164        100.00%     $531,483    5.66%    735     69.49%         360         358      2
------------------------------------------------------------------------------------------------------------------------------------
Average: $531,483.09
Lowest: $312,000.00
Highest: $1,000,000.00
S.D.: $165,485.94
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the
Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                 2002-K Group 4
                                 Detailed Strats
                                   196 records
                              Balance: 102,819,164


2. Gross Coupon

------------------------------------------------------------------------------------------------------------------------------------
                   Number      Aggregate        Percent      Average                                       W.A.        W.A.
                       of        Current       of Loans     Original      W.A.     W.A.       W.A.     Original   Remaining   W.A.
                 Mortgage      Principal   by Principal    Principal     Gross     FICO   Original      Term to     Term to   Loan
Gross Coupon        Loans        Balance        Balance      Balance    Coupon    Score        LTV     Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000           1       $518,689          0.50%     $520,000     4.75%      795     80.00%          360         358      2
5.001 - 5.500          74     40,398,284          39.29      553,276     5.415      734      69.27          360         358      2
5.501 - 6.000         109     55,925,713          54.39      520,362      5.78      734      68.95          360         358      2
6.001 - 6.500          10      4,802,825           4.67      481,272     6.189      743      73.86          360         358      2
6.501 - 7.000           2      1,173,653           1.14      588,083     6.745      749      79.97          360         358      2
------------------------------------------------------------------------------------------------------------------------------------
Total:                196   $102,819,164        100.00%     $531,483     5.66%      735     69.49%          360         358      2
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 5.662%
Lowest: 4.750%
Highest: 6.875%
S.D.: 0.274%
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the
Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                 2002-K Group 4
                                 Detailed Strats
                                   196 records
                              Balance: 102,819,164


3. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                   Number      Aggregate        Percent      Average                                       W.A.        W.A.
                       of        Current       of Loans     Original      W.A.     W.A.       W.A.     Original   Remaining   W.A.
                 Mortgage      Principal   by Principal    Principal     Gross     FICO   Original      Term to     Term to   Loan
Credit Score        Loans        Balance        Balance      Balance    Coupon    Score        LTV     Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
800 - 824               5     $2,478,803          2.41%     $496,840     5.60%      806     58.77%          360         358      2
775 - 799              35     17,125,266          16.66      502,656     5.692      785      71.94          360         358      2
750 - 774              48     25,668,309          24.96      544,022     5.619      761      70.46          360         358      2
725 - 749              29     16,819,210          16.36      581,545     5.622      739      63.49          360         358      2
700 - 724              40     19,859,740          19.32      497,980     5.707      713      72.09          360         358      2
675 - 699              19     10,228,556           9.95      554,224     5.604      689      69.14          360         358      2
650 - 674              13      6,914,315           6.72      533,077     5.812      662      70.44          360         358      2
625 - 649               6      2,797,976           2.72      467,870     5.607      641      76.82          360         358      2
600 - 624               1        926,989            0.9      929,000     5.875      624       53.7          360         358      2
------------------------------------------------------------------------------------------------------------------------------------
Total:                196   $102,819,164        100.00%     $531,483     5.66%      735     69.49%          360         358      2
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 735
Lowest: 624
Highest: 810
S.D.: 42
------------------------------------------------------------------------------------------------------------------------------------


4. Index

------------------------------------------------------------------------------------------------------------------------------------
                   Number      Aggregate        Percent      Average                                       W.A.        W.A.
                       of        Current       of Loans     Original      W.A.      W.A.      W.A.     Original   Remaining    W.A.
                 Mortgage      Principal   by Principal    Principal     Gross     FICO   Original      Term to     Term to   Loan
Index               Loans        Balance        Balance      Balance    Coupon    Score        LTV     Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
1 Year LIBOR          196   $102,819,164        100.00%     $531,483     5.66%      735     69.49%          360         358      2
------------------------------------------------------------------------------------------------------------------------------------
Total:                196   $102,819,164        100.00%     $531,483     5.66%      735     69.49%          360         358      2
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the
Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                 2002-K Group 4
                                 Detailed Strats
                                   196 records
                              Balance: 102,819,164


5. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                   Number      Aggregate        Percent      Average                                       W.A.        W.A.
                       of        Current       of Loans     Original      W.A.     W.A.       W.A.     Original   Remaining   W.A.
                 Mortgage      Principal   by Principal    Principal     Gross     FICO   Original      Term to     Term to   Loan
Loan Purpose        Loans        Balance        Balance      Balance    Coupon    Score        LTV     Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
PURCH                  95    $48,196,794         46.88%     $520,033     5.66%      742     76.32%          360         358      2
R/T REFI               79     43,793,541          42.59      555,880     5.663      726      64.53          360         358      2
C/O REFI               22     10,828,828          10.53      493,318     5.687      741      59.14          360         358      2
------------------------------------------------------------------------------------------------------------------------------------
Total:                196   $102,819,164        100.00%     $531,483     5.66%      735     69.49%          360         358      2
------------------------------------------------------------------------------------------------------------------------------------

6. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                   Number      Aggregate        Percent      Average                                       W.A.        W.A.
                       of        Current       of Loans     Original      W.A.     W.A.       W.A.     Original   Remaining   W.A.
                 Mortgage      Principal   by Principal    Principal     Gross     FICO   Original      Term to     Term to   Loan
Property Type       Loans        Balance        Balance      Balance    Coupon    Score        LTV     Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
SFR                   129    $68,342,888          66.47%    $539,637     5.64%      736     68.04%          360         358      2
PUD Detach             42     21,806,906           21.21     520,494     5.645      729      70.98          360         358      2
Condo                  16      7,989,668            7.77     500,426     5.857      745      73.14          360         358      2
PUD Attach              5      2,559,548            2.49     513,000     5.671      733       78.1          360         358      2
2-Family                3      1,477,566            1.44     493,667      5.93      721      75.21          360         358      2
4-Family                1        642,587            0.62     644,000       5.5      777         80          360         358      2
------------------------------------------------------------------------------------------------------------------------------------
Total:                196   $102,819,164         100.00%    $531,483     5.66%      735     69.49%          360         358      2
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the
Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                 2002-K Group 4
                                 Detailed Strats
                                   196 records
                              Balance: 102,819,164


7. Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                   Number      Aggregate        Percent      Average                                       W.A.        W.A.
                       of        Current       of Loans     Original      W.A.     W.A.       W.A.     Original   Remaining   W.A.
Occupancy        Mortgage      Principal   by Principal    Principal     Gross     FICO   Original      Term to     Term to   Loan
Status              Loans        Balance        Balance      Balance    Coupon    Score        LTV     Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Primary               182    $95,578,319         92.96%     $532,496     5.65%      734     69.57%          360         358      2
Secondary              11      6,003,583           5.84      546,973     5.754      745      69.69          360         358      2
Investor                3      1,237,262            1.2      413,250     5.975      763      61.89          360         358      2
------------------------------------------------------------------------------------------------------------------------------------
Total:                196   $102,819,164        100.00%     $531,483     5.66%      735     69.49%          360         358      2
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the
Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                 2002-K Group 4
                                 Detailed Strats
                                   196 records
                              Balance: 102,819,164


8. Geographic Distribution

------------------------------------------------------------------------------------------------------------------------------------
                   Number      Aggregate        Percent      Average                                       W.A.        W.A.
                       of        Current       of Loans     Original      W.A.      W.A.      W.A.     Original   Remaining   W.A.
Geographic       Mortgage      Principal   by Principal    Principal     Gross     FICO   Original      Term to     Term to   Loan
Distribution        Loans        Balance        Balance      Balance    Coupon    Score        LTV     Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
California            138    $72,501,716         70.51%     $529,839     5.65%      737     69.72%          360         358      2
Illinois               10      4,631,383            4.5      464,190     5.571      754      66.54          360         358      2
Nevada                  6      4,018,838           3.91      671,333     5.801      732      67.71          360         358      2
Massachusetts           7      3,815,496           3.71      601,086     5.732      726      66.45          360         358      2
North Carolina          5      2,961,679           2.88      593,810     5.607      683      70.75          360         358      2
Arizona                 5      2,751,073           2.68      551,633     6.122      752       74.4          360         357      3
Florida                 4      1,709,028           1.66      428,250     5.215      749      56.82          360         358      2
South Carolina          2      1,680,399           1.63      842,500     5.668      689      54.06          360         357      3
Virginia                3      1,236,867            1.2      413,173     5.637      727         80          360         358      2
Colorado                3      1,006,194           0.98      336,200      5.87      732      70.67          360         358      2
Missouri                1        991,670           0.96      993,750      5.75      787         75          360         358      2
Minnesota               2        919,613           0.89      461,850      5.76      640      76.46          360         358      2
Texas                   2        881,020           0.86      441,500     5.388      703         80          360         358      2
New York                2        862,242           0.84      432,500     5.684      719      77.33          360         357      3
Connecticut             1        748,467           0.73      750,000     5.875      745      50.34          360         358      2
Pennsylvania            1        678,473           0.66      680,000     5.375      736         80          360         358      2
Washington              1        510,978            0.5      512,000         6      787         80          360         358      2
New Mexico              1        490,546           0.48      491,600     5.625      738         80          360         358      2
Tennessee               1        327,280           0.32      328,000       5.5      757         80          360         358      2
Maryland                1         96,200           0.09      375,000      5.75      690      42.86          360         357      3
------------------------------------------------------------------------------------------------------------------------------------
Total:                196   $102,819,164        100.00%     $531,483     5.66%      735     69.49%          360         358      2
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the
Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                 2002-K Group 4
                                 Detailed Strats
                                   196 records
                              Balance: 102,819,164


9. County Distribution

------------------------------------------------------------------------------------------------------------------------------------
                   Number      Aggregate        Percent      Average                                       W.A.        W.A.
                       of        Current       of Loans     Original      W.A.     W.A.       W.A.     Original   Remaining   W.A.
County           Mortgage      Principal   by Principal    Principal     Gross     FICO   Original      Term to     Term to   Loan
Distribution        Loans        Balance        Balance      Balance    Coupon    Score        LTV     Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
SANTA CLARA            40    $22,617,491         22.00%     $566,871     5.58%      743     68.69%          360         358      2
LOS ANGELES            20     10,667,150          10.37      556,091     5.767      729      72.45          360         358      2
SAN MATEO              14      7,108,707           6.91      509,704     5.641      738      64.89          360         358      2
ALAMEDA                13      6,168,071              6      475,777     5.579      738      71.72          360         358      2
ORANGE                  8      4,667,217           4.54      584,625     5.757      729      63.57          360         358      2
SAN FRANCISCO           7      4,009,946            3.9      574,094     5.786      751      78.19          360         358      2
MIDDLESEX               7      3,815,496           3.71      601,086     5.732      726      66.45          360         358      2
CONTRA COSTA            6      3,153,696           3.07      526,820     5.563      750      68.62          360         358      2
COOK                    6      2,666,617           2.59      445,483     5.545      744      63.71          360         358      2
WASHOE                  4      2,409,965           2.34      604,000     5.562      725      70.12          360         358      2
Other                  71     35,534,808          34.56      505,634     5.688      729      70.23          360         358      2
------------------------------------------------------------------------------------------------------------------------------------
Total:                196   $102,819,164        100.00%     $531,483     5.66%      735     69.49%          360         358      2
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the
Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                 2002-K Group 4
                                 Detailed Strats
                                   196 records
                              Balance: 102,819,164


10. Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                   Number      Aggregate        Percent      Average                                       W.A.        W.A.
                       of        Current       of Loans     Original      W.A.     W.A.       W.A.     Original   Remaining   W.A.
                 Mortgage      Principal   by Principal    Principal     Gross     FICO   Original      Term to     Term to   Loan
Original LTV        Loans        Balance        Balance      Balance    Coupon    Score        LTV     Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00           2       $903,086          0.88%     $452,500     5.70%      756     29.92%          360         358      2
30.01 - 35.00           2        947,707           0.92      475,000     5.382      725      32.59          360         358      2
35.01 - 40.00           4      2,300,223           2.24      576,250     5.805      761       38.6          360         358      2
40.01 - 45.00           5      2,588,172           2.52      575,200     5.738      728      43.55          360         358      2
45.01 - 50.00           7      4,190,123           4.08      600,571     5.641      739      47.39          360         358      2
50.01 - 55.00          11      6,926,956           6.74      631,073     5.682      721      52.35          360         358      2
55.01 - 60.00          11      5,396,432           5.25      491,695     5.607      737      57.86          360         358      2
60.01 - 65.00          16      8,987,398           8.74      563,751     5.584      731       62.8          360         358      2
65.01 - 70.00          21     11,214,782          10.91      535,276     5.682      741      68.03          360         358      2
70.01 - 75.00          17     10,205,360           9.93      627,124     5.688      733      74.41          360         358      2
75.01 - 80.00          97     48,039,554          46.72      500,377     5.665      735      79.54          360         358      2
85.01 - 90.00           1        413,154            0.4      414,000     5.875      783         90          360         358      2
90.01 - 95.00           2        706,218           0.69      353,875     5.576      689         95          360         358      2
------------------------------------------------------------------------------------------------------------------------------------
Total:                196   $102,819,164        100.00%     $531,483     5.66%      735     69.49%          360         358      2
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 69.49%
Lowest: 29.82%
Highest: 95.00%
S.D.: 13.22%
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the
Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                                 2002-K Group 4
                                 Detailed Strats
                                   196 records
                              Balance: 102,819,164


11. Original Term

------------------------------------------------------------------------------------------------------------------------------------
                   Number      Aggregate        Percent      Average                                       W.A.        W.A.
                       of        Current       of Loans     Original      W.A.     W.A.       W.A.     Original   Remaining   W.A.
                 Mortgage      Principal   by Principal    Principal     Gross     FICO   Original      Term to     Term to   Loan
Original Term       Loans        Balance        Balance      Balance    Coupon    Score        LTV     Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
360                   196   $102,819,164        100.00%     $531,483     5.66%      735     69.49%          360         358      2
------------------------------------------------------------------------------------------------------------------------------------
Total:                196   $102,819,164        100.00%     $531,483     5.66%      735     69.49%          360         358      2
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months
S.D.: 0.0 months
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the
Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------